UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2023

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant's telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2023 (the "Original Form 8-K"), on June 30, 2023 (the "Closing Date"), Vital Energy, Inc. (the "Company") completed the acquisition of oil and gas properties from Forge Energy II Delaware, LLC ("Forge") for aggregate consideration of approximately $391.6 million in cash, after closing price adjustments. On August 13, 2023, the Company filed Amendment No. 1 to the Original 8-K to provide the financial statements of Forge required by Item 9.01(a) ("Amendment No. 1").

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Form 8-K and Amendment No. 1, the sole purpose of which is to provide the pro forma financial statements required by Item 9.01(b), which were excluded from the Original Form 8-K and Amendment No. 1 and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K and Amendment No. 1 remain the same.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of business to be acquired.

The audited annual consolidated financial statements of Forge, which comprise the balance sheets as of December 31, 2022 and 2021, the related statements of operations, members' equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are incorporated by reference from Exhibit 99.1 to Vital’s Current Report on Form 8-K/A filed with the SEC on June 15, 2023.

The unaudited quarterly consolidated financial statements of Forge, which comprise the balance sheet as of March 31, 2023, the related statements of operations, members' equity, and cash flows for the three-month periods ended March 31, 2023 and 2022, and the related notes to the consolidated financial statements, are incorporated by reference from Exhibit 99.2 to Vital’s Current Report on Form 8-K/A filed with the SEC on June 15, 2023.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprises the balance sheet as of March 31, 2023, the related statements of operations for the three-month period ended March 31, 2023 and year ended December 31, 2022, and the related notes thereto, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined financial information of Vital Energy, Inc. as of March 31, 2023 and for the three-month period ended March 31, 2023 and year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: August 22, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer